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                                                                   EXHIBIT 10.23


                           PROMISSORY NOTE SECURED BY
                             STOCK PLEDGE AGREEMENT

$__________                                                San Diego, California
                                                                 August 22, 1996


      For value received, the undersigned ("Maker") hereby promises to pay to Nanogen, Inc., a California corporation ("Holder") at 10398 Pacific Center Court, San Diego, California, the principal amount of _____________ Dollars ($______), together with interest thereon from the date hereof. Interest shall accrue at the rate of 6.36% per annum, compounded semi-annually, provided that in no event shall the rate of interest be less than the minimum rate required to avoid the imputation of interest under the Internal Revenue Code.

      The performance of the Maker's obligations under this Promissory Note are secured by the pledge of shares of the common stock of Holder (the "Pledged Shares") pursuant to the terms of that certain Stock Pledge Agreement entered into by and between the Maker and the Holder of even date herewith (the "Stock Pledge Agreement").

      All principal and accrued interest under this Promissory Note shall be due and payable in a lump sum on August 22, 2001.

      Payment shall be made in lawful tender of the United States. Except as otherwise provided herein or by applicable law, all payments shall be applied first to any unpaid enforcement or collection costs, then to accrued interest but unpaid interest, and the remainder shall be applied to principal.

      This Promissory Note may be prepaid in whole or in part at any time without premium or penalty. Partial prepayments shall not postpone or delay the date of any subsequent payment.

      Each of the following events shall constitute a default ("Default") under this Promissory Note:

      (a) The Maker's failure to pay when due any payment of principal or interest due under this Note;

      (b) The Maker's failure to perform or observe any of the terms or conditions of the Stock Pledge Agreement;

      (c) The Maker's failure to perform or observe any of the terms or conditions of the Stock Purchase Agreement between Maker and Holder of even date herewith;

      (d) The making by the Maker of any assignment for the benefit of creditors or the voluntary appointment (at the request or with the consent of the Maker) of a receiver, custodian, liquidator or trustee in bankruptcy of any of the


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Maker's property, or the filing by the Maker of a petition in bankruptcy or other similar proceeding under any law for relief of debtors; or

      (e) The filing against the Maker of a petition in bankruptcy or other similar proceeding under any law for relief of debtors, or the involuntary appointment of a receiver, custodian, liquidator or trustee in bankruptcy of the property of the Maker, if such petition or appointment is not vacated or discharged within sixty (60) calendar days after the filing or making thereof.

      Upon the occurrence of any Default, the Holder may, at its option, declare the entire unpaid principal balance and accrued interest to be immediately due and payable, without notice to the Maker. The Maker further understands that this is a full recourse promissory note and that the Holder may, at its option, proceed against assets of the undersigned other than the Pledged Stock (as defined in the Stock Pledge Agreement) under the Stock Pledge Agreement in the event of a default.

      The Maker promises to pay all costs and expenses (including reasonable attorneys' fees) incurred by the Holder in the exercise or enforcement of any right under this Promissory Note.

      The acceptance by Holder of any payment hereunder which is less than the payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to accelerate at that time or any subsequent time or nullify any prior acceleration without the express written consent of Holder except as and to the extent otherwise provided by law.

      The Maker waives diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayment of this Promissory Note, and expressly agrees that this Promissory Note, or any payment hereunder, may be extended from time to time and consents to the acceptance of security, if any, or the release of security, if any, from this Promissory Note, all without in any way affecting the liability of the Maker.

      The right to plead any and all statutes of limitations as a defense to any demand on this Promissory Note or any agreement to the same, or any instrument securing this Promissory Note, or any and all obligations or liabilities arising out of or in connection with this Promissory Note, is expressly waived by the Maker to the fullest extent permitted by law.

      No extension of the time for the payment of this Promissory Note, or any installment hereof, made by agreement by the Holder hereof with any person now or hereafter liable for the payment of this Promissory Note shall affect the original liability under the terms of this Promissory Note by the Maker even if it is not a party to such agreement.


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      If Holder should institute collection efforts, of any nature whatsoever, to attempt to collect any and all amounts due hereunder upon the default of the Maker, the Maker shall be liable to pay to Holder immediately and without demand all reasonable costs and expenses of collection incurred by Holder, including without limitation reasonable attorneys fees, whether or not suit or other action or proceeding be instituted and specifically including but not limited to collection efforts that may be made through a bankruptcy court, and all such sums shall be fully secured by the Pledged Stock pursuant to the Stock Pledge Agreement.

      The provisions of this Promissory Note are intended by the Maker to be severable and divisible and the invalidity or unenforceability of a provision or term herein shall not invalidate or render unenforceable the remainder of this Promissory Note or any part thereof.

      This Promissory Note shall be governed by and construed and interpreted in accordance with the internal laws of the State of California.

                                                  THE "MAKER"


                                                  ------------------------------


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                             STOCK PLEDGE AGREEMENT


      THIS STOCK PLEDGE AGREEMENT ("Agreement") is entered into as of August 22, 1996, by and between Nanogen, Inc., a California corporation ("Secured Party") and ______________ ("Pledgor"), with reference to the following facts:

      A. Contemporaneously with the execution of this Agreement and pursuant to two Stock Purchase Agreements, each dated August 22, 1996, by and between Pledgor and Secured Party (the "Stock Purchase Agreements"), Pledgor is delivering a Promissory Note Secured by Stock Pledge Agreement to Secured Party in the original principal amount of ___________________ Dollars ($__________) (the "Promissory Note"), in order to evidence a loan which Secured Party has agreed to make to Pledgor in connection with Pledgor's purchase of shares of Secured Party's Common Stock pursuant to the Stock Purchase Agreements.

      B. Pledgor is required by the Stock Purchase Agreements to secure its obligations under the Promissory Note by granting Secured Party a first priority security interest in the shares of Common Stock of Secured Party being acquired by Pledgor under the Stock Purchase Agreements, and any and all new or additional securities of Secured Party subsequently acquired by or distributed to Pledgor.

      NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions contained herein, the parties hereby agree as follows:

      1. Security. The term "Pledged Stock" shall mean ____________ (_____) shares of Common Stock of Secured Party registered in the name of Pledgor, together with all certificates, options, rights or other securities of Secured Party acquired by Pledgor including any distributions issued as an addition to, in substitution or in exchange for, or on account of, any such shares, and all proceeds of the foregoing, as further described in and subject to the provisions of Section 4 below, now or hereafter owned or acquired by Pledgor, and any and all new or additional securities subsequently distributed to Pledgor by Secured Party.

      2. Grant of Security Interest. As security for full and timely payment, performance and satisfaction of the Obligations (as defined in Section 3 below), Pledgor hereby grants to Secured Party a first priority security interest in the Pledged Stock. Upon the execution hereof, the Pledged Stock and any related stock powers shall be deposited with Secured Party.


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      3.    Obligations of Pledgor. As used herein, the term "Obligations" shall mean: (a) all of Pledgor's obligations, covenants and agreements under the Promissory Note and (b) all of Pledgor's obligations, covenants and agreements under this Agreement.

      4. Pledged Stock. In the event Pledgor shall become entitled to receive or shall receive, in connection with any of the Pledged Stock, (a) any stock certificate, including any certificate representing a stock dividend or any certificate in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split or spin-off, (b) any option, warrant or right, whether as an addition to or in substitution of any of the Pledged Stock, or otherwise, (c) any dividend or distribution payable in property, including securities issued as a dividend on the Pledged Stock, or (d) any other distributions of any kind whatsoever, Pledgor shall accept same as encumbered by the security interest created hereby, and shall deliver same forthwith to Secured Party in the exact form received, including as appropriate, Pledgor's endorsement or appropriate stock powers duly executed in blank, to be held by Secured Party, as a part of the Pledged Stock, subject to the terms hereof.

      5. Representations and Warranties of Pledgor. Pledgor warrants and represents to Secured Party that (a) Pledgor is the legal and beneficial owner of all of the Pledged Stock, (b) all of the shares of the Pledged Stock are owned by Pledgor free of any pledge, mortgage, lien or security interest of any kind, except as created hereby, and (c) upon execution and delivery by Pledgor of this Agreement and upon delivery of the Pledged Stock to Secured Party, this Agreement shall create a valid and perfected first priority security interest in the Pledged Stock, and the proceeds thereof, subject to no prior security interest.

      6. Transfer of Interests. Pledgor hereby covenants that, until such time as the Obligations have been fully paid, performed and satisfied, Pledgor will not sell, convey or otherwise dispose of any of the Pledged Stock or any interest therein, or create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to any of the Pledged Stock, or the proceeds thereof, other than the security interest created hereby.

      7. Default. As used herein, the term "Default" shall have the meaning set forth in the Promissory Note.

      8. Rights of Secured Party. Upon the occurrence of a Default, Secured Party may, at its option, do any one or more of the following: (a) declare all indebtedness of Pledgor to Secured Party to be immediately due and payable, whereupon all unpaid principal and interest on the Promissory Note shall become and be immediately due and payable; (b) exercise any and


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all of the rights and remedies of a secured party as provided for by the
California Commercial Code; (c) proceed by an action or actions at law or in equity to recover the indebtedness secured hereby or to foreclose this Agreement and sell the collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction; (d) proceed immediately to have any or all of the Pledged Stock registered in Secured Party's name or in the name of a nominee; (e) exercise all voting rights with respect to the Pledged Stock and all other corporate rights, including any rights of conversion, exchange, subscription or other rights, privileges or options pertaining thereto as if Secured Party were the absolute owner thereof, including, without limitation, the right to exchange any or all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of Pledgor; (f) enforce one or more remedies hereunder, successively or concurrently; and (g) proceed immediately to dispose of and realize upon the Pledged Stock, or any part thereof, and in connection therewith, sell or otherwise dispose of and deliver the Pledged Stock, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of Secured Party's offices or elsewhere, at such prices and on such terms as Secured Party may deem best, for cash or on credit, or for future delivery without assumption of any credit risk, with the right of Secured Party or any purchaser to purchase at any such sale either the whole or any part of the Pledged Stock (in connection with any such sale or disposition, Secured Party need not give more than thirty (30) calendar days notice of the time and place of any public sale or of the time after which a private sale may take place, which notice Pledgor hereby acknowledges to be reasonable).

      9. Proceeds. The proceeds of any disposition of all or any part of the Pledged Stock, as provided in Section 8 above, shall be applied as follows: (a) first, to the costs and expenses incurred in connection therewith or incidental thereto, including reasonable attorneys' fees and legal expenses; (b) second, to the satisfaction of the Obligations; (c) third, to the payment of any other amounts required by applicable law; and (d) fourth, to Pledgor to the extent of any surplus remaining.

      10. Private Sale. Pledgor recognizes and acknowledges that Secured Party may be unable to effect a public sale of all or a part of the Pledged Stock and may elect to resort to one or more private sales to purchasers who will be obligated to agree, among other things, to acquire the Pledged Stock for their own account, for investment, and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those of public sales, and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Secured Party has no obligation to delay sale of any Pledged


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Stock to permit Pledgor to register it for public sale under the Securities Act of 1933, as amended.

      11. Release of Pledged Stock. Upon the execution hereof, Pledgor shall deliver to Secured Party, the stock certificate or certificates representing the Pledged Stock, including Pledgor's endorsement thereon or appropriate stock powers duly executed in blank, to be held in accordance with the terms of this Agreement. Provided all indebtedness secured hereunder shall at the time have been paid in full, the Pledged Stock shall be released from pledge and returned to Pledgor upon the full and final satisfaction of Pledgor's obligations under the Promissory Note and this Agreement.

      12. Partial Release of Pledged Stock. Provided that there are no unpaid enforcement or collection costs due and payable under the terms of the Promissory Note, and provided further that Pledgor executes such documents, agreements and certificates as may reasonably be required by Holder in order to effectuate the partial release contemplated herein, a portion of the shares of Pledged Stock shall be released from pledge and returned to Pledgor upon receipt of a prepayment under the Promissory Note. The number of shares of Pledged Stock to be released from pledge and returned to Pledgor shall be that number of shares of Pledged Stock which bears the same ratio to the total number of shares of Pledged Stock as the amount of prepayment under the Promissory Note bears to the total of the principal and accrued interest then payable under the Promissory Note, provided that no fractional shares shall be released from pledge under this Paragraph 12.

      13. Irrevocable Proxy and Power of Attorney. To further secure Obligations hereunder, Pledgor grants the irrevocable proxy and power of attorney set forth in this Section 13 to Secured Party for the purposes set forth below. Pledgor hereby irrevocably constitutes and appoints Secured Party, any person or entity who becomes the successor to Secured Party, or any officer of Secured Party or such successor (the "Attorneys"), and each of the foregoing acting singly, in each case with full power of substitution and resubstitution, the true and lawful agent and attorney-in-fact of such Purchaser, with full power and authority in such Purchaser's name, place and stead, to vote the shares of Pledged Stock in favor of any corporate transaction which has otherwise been approved by the shareholders of Secured Party and in which (i) more than fifty percent (50%) of the outstanding shares of the common stock of Secured Party will be acquired by a single purchaser or a group of purchasers acting in concert, (ii) all or substantially all of the assets of Holder are acquired by a single purchaser or group of purchasers, and (iii) Holder merges with or into another organization; and to do and perform each and every other act and thing whatsoever requisite, necessary or appropriate to be done to carry out the purposes of this Paragraph 13 as fully to all intents and purposes as Pledgor might or could do if


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personally present, Pledgor hereby ratifying all that such attorney-in-fact shall do or cause to be done by these presents. It is expressly understood and intended by Pledgor that the irrevocable proxy and power of attorney granted in this Paragraph 13 is coupled with an interest, is irrevocable and may be delegated by said Attorneys. The irrevocable proxy and power of attorney shall survive the death or incapacity of such Pledgor and shall continue until all Pledged Shares have been released from pledge hereunder.

      14. Voting Rights. Except as set forth in Paragraph 13 hereof, so long as no default shall have occurred or exist under this Agreement, Secured Party shall have no voting rights with respect to the Pledged Stock.

      15. Written Notices. Pledgor agrees to promptly deliver to Secured Party a copy of all written notices received by Pledgor with respect to the Pledged Stock.

      16. Performance by Pledgor. Upon full payment and performance of all of the Obligations by Pledgor and upon payment of all additional costs and expenses provided herein, this Agreement shall terminate and Secured Party shall deliver or caused to be delivered to Pledgor (except as set forth in the Stock Purchase Agreements or otherwise), such of the Pledged Stock as shall not have been sold or otherwise disposed of pursuant to this Agreement.

      17. Remedies. The rights and remedies provided herein are cumulative and are in addition to, and not exclusive of, any rights or remedies provided in other instruments and agreements between Secured Party and Pledgor, or as provided by law, including, without limitation, the rights and remedies of a secured party under the California Commercial Code.

      18. Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of the parties hereto, and their successors and assigns.

      19. Governing Law. This Agreement has been accepted and is performable within San Diego County, California. This Agreement shall be governed and construed in accordance with the internal laws of the State of California.

      20. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given on the third business day after mailing within the United States, postage prepaid, by registered or certified mail, return receipt requested, addressed as follows:


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      If to Pledgor:                        __________________
                                            c/o Nanogen, Inc.
                                            10398 Pacific Center Court
                                            San Diego, CA 92121


      If to Secured Party:                  Nanogen, Inc.
                                            10398 Pacific Center Court
                                            San Diego, CA 92121

Each of the parties hereto shall be entitled to specify a different address by giving written notice to the other parties hereto in accordance with this
Section 20.

      21. Entire Agreement. This Agreement and any other agreement expressly referred to herein supersedes any and all other agreements, either oral or in writing, among the parties hereto, with respect to the subject matter hereof and contains all of the covenants and agreements among the parties with respect to the subject matter hereof.

      22. Waiver; Modification. No term or condition of this Agreement shall be deemed to have been waived nor shall there be any estoppel to enforce any provision of this Agreement except by written instrument of the party charged with such waiver or estoppel. No amendment or modification of this Agreement shall be deemed effective unless and until executed in writing by all of the parties hereto.

      23. Severability. All agreements and covenants contained herein are severable and in the event that any of them shall be held to be invalid by any court of competent jurisdiction, this Pledge Agreement shall be interpreted as if such invalid agreements or covenants were not contained herein.

      24. Delay; Time of Essence. No failure or delay by a party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise or the exercise of any other right, power, or privilege. Time is of the essence of each and every provision of this Agreement of which time is an element.


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      25.   Attorneys' Fees. In any action or proceeding brought to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

PLEDGOR:                               SECURED PARTY:

                                       Nanogen, Inc.


__________________________             By:___________________________


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